SECURITIES PURCHASE AGREEMENT

BY AND BETWEEN

 Gentor Resources, Inc., a Florida corporation

AND

Arnold T. Kondrat, an individual

 July 31, 2007

TABLE OF CONTENTS

Page

1.

Definitions

1

2.

Purchase and Sale of the Acquired Units

3

(a)

Purchase and Sale

3

(b)

Purchase Price

3

3.

The Closing

3

(a)

The Closing Date

3

(b)

Deliveries at the Closing

3

4.

Representations and Warranties Concerning the Transaction

3

(a)

Representations and Warranties of Buyer

3

(b)

Representations and Warranties of Company.

6

5.

Termination

7

6.

Miscellaneous

7

(a)

Amendments and Waivers

7

(b)

Construction

7

(c)

Counterparts

7

(d)

Entire Agreement

7

(e)

Expenses

7

(f)

Facsimile / Electronic Execution

7

(g)

Governing Law

7

(h)

Headings

8

(i)

No Third-Party Beneficiaries

8

(j)

Notices

8

(k)

Severability

8

(l)

Submission to Jurisdiction

8

(m)

Succession and Assignment

9

SECURITIES PURCHASE AGREEMENT

Securities Purchase Agreement (the “Agreement”) entered into on July 31, 2007 (the “Effective Date”), by and between Gentor Resources, Inc., a Florida corporation (the “Company”) and  Arnold T. Kondrat, an individual (“Buyer”).  Hereinafter Buyer and the Company are hereinafter referred to collectively as the “Parties.”

This Agreement contemplates a transaction in which Buyer will purchase One Million Units (the “Acquired Units”) for a purchase price of US $0.20 per Unit (as such term is defined below). The aggregate purchase price for the Acquired Units shall be Two Hundred Thousand Dollars (US$200,000.00).

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1.

Definitions.

(a)

“Accredited Investor” has the meaning set forth in Regulation D promulgated under the Securities Act.

(b)

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

(c)

“Acquired Units” has the meaning set forth in the preface above.

(d)

“Buyer” has the meaning set forth in the preface above.

(e)

“Closing” has the meaning set forth in Paragraph 3 below.

(f)

“Company” has the meaning set forth in the preface above.

(g)

“Common Stock” means  $.0001 par value common stock of the Company.

(h)

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

(i)

“Party” has the meaning set forth in the preface above.

(j)

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

(k)

“Securities Act” means the Securities Act of 1933, as amended.

(l)

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)

“Tax” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

(n)

“Unit” means one (1) share of Common Stock and one (1)  warrant to purchase one (1) share of Common Stock as set forth in that certain Warrant Agreement (as hereinafter defined.).

(o)

“US Person” means:

(1)

Any natural person resident in the United States;

(2)

Any partnership or corporation organized or incorporated under the laws of the United States;

(3)

Any estate of which any executor or administrator is a U.S. person;

(4)

Any trust of which any trustee is a U.S. person;

(5)

Any agency or branch of a foreign entity located in the United States;

(6)

Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(7)

Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident of the United States; and

(8)

Any partnership or corporation if:

(A)

organized or incorporated under the laws of any foreign jurisdiction; and

(B)

formed by a U.S. Person principally for the purpose of investing in securities not registered under the Act, unless it organized or incorporated, and owned, by Accredited Investors (as defined in Rule 501 (a) under the Act) who are not natural persons, estates or trusts.

(9)

Notwithstanding the foregoing:

(A)

any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a “U.S. Person.”

(B)

any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. person if:

1.

an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

2.

the estate is governed by foreign law.

(C)

any trust of which any professional fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

(D)

an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.

(E)

any agency or branch of a U.S. Person located outside the United States shall not be deemed a “U.S. Person” if:

1.

the agency or branch operates for valid business reasons; and

2.

the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(F)

The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed “U.S. Persons.”

(p)

“Warrant” means that right to purchase shares of Common Stock as described in the Warrant Agreement (as hereinafter defined).

(q)

“Warrant Agreement” means that ceratin Warrant Agreement entered into by and between the Company and the Buyer concurrently herewith and attached hereto as Exhibit 1.(q).

2.

Purchase and Sale of the Acquired Units.

(a)

Purchase and Sale.  On and subject to the terms and conditions of this Agreement, Buyer agrees to purchase from the Company the Acquired Units for the Purchase Price (as hereinafter defined).

(b)

Purchase Price.  The Purchase Price (the “Purchase Price”) for the Acquired Units is Two Hundred Thousand Dollars (US$200,000.00).  The Purchase Price shall be paid at the Closing (as hereinafter defined) by the Buyer by wire transfer of readily available funds or by cashier’s check drawn upon a reputable bank.

3.

The Closing.

(a)

The Closing Date. The closing of the transaction contemplated by this Agreement (the “Closing”) shall take place concurrently with the execution of the Agreement.

(b)

Deliveries at the Closing. At the Closing:

(1)

the Buyer will deliver to the Purchase Price to the Company.  The Buyer understands that certificates representing the Acquired Units will be delivered by the Company to the Buyer within ten (10) business days after the Closing.

(2)

the Buyer and the Company shall deliver executed counterparts of the Warrant Agreement to each other.

4.

Representations and Warranties Concerning the Transaction.

(a)

Representations and Warranties of Buyer.  Buyer acknowledges, represents and warrants to the Company that the statements contained in this Paragraph 4.(a) are correct and complete as of the date of the Effective Date.

(1)

Authorization of Transaction.  Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions.  Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(2)

Noncontravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Buyer is a party or by which he  is bound or to which any of his assets is subject.

(3)

Brokers' Fees.  Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

(4)

Investment.

(A)

The  purchase of the Acquired Units involves a high degree of risk, in that:

1.

an investment in the Acquired Units is highly speculative, and only those parties that can afford the loss of the entire investment should consider investing in the Acquired Units;

2.

Buyer may not be able to liquidate an investment in the Acquired Units; and

3.

Buyer can sustain the loss of Buyer's entire investment in the Acquired Units.

(B)

Neither the Common Stock, the Warrants or the Common Stock underlying the Warrants that comprise the Acquired Units nor the sale thereof have be registered under the Securities Act and/or applicable state securities laws and/or the securities laws of any foreign jurisdiction (collectively, the “Securities Laws”) and are “Restricted Securities”as such term is defined by Rule 144 under the Securities Act.

(C)

None of the United States Securities and Exchange Commission (“SEC”), any state securities agency or any securities agency of any foreign jurisdiction has made any finding or determination of the fairness or suitability for investment in or any endorsement of Company or of the Acquired Units.

(D)

The Purchase Price of the Acquired Units should not be considered as an indication of any price at which the Acquired Units may be subsequently sold or the price at which the Acquired Units may trade in the future.

(E)

Buyer has reached the age of majority in the jurisdiction of residency and has the legal capacity to purchase and hold the Acquired Units.

(F)

Buyer is an accredited investor (an “Accredited Investor”) as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act in that, among other things, the personal net worth or past and anticipated income of Buyer are in excess of the amounts required pursuant to such rule.

(G)

Buyer is able to bear the economic risks of the investment in the Acquired Units and, consequently, without limiting the generality of the foregoing, is able to hold the Acquired Units for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the Acquired Units in the event such loss should occur.

(H)

The Acquired Units are being acquired by the Buyer for the Buyer's own account with no intention of selling, assigning or otherwise disposing of any participation or interest therein, and not with a view toward the distribution thereof.

(I)

Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Units and of protecting the Buyer's interests in connection with this transaction, or Buyer has employed the services of an investment advisor, attorney or accountant to review any documents furnished or made available by Company to Buyer in connection with the purchase of the Acquired Units by Buyer in order to evaluate, on behalf of Buyer, the merits and risks of an investment in the Acquired Units.  The Buyer recognizes that an investment in the Acquired Units involves a high degree of risk and that the Buyer may lose the entire investment in the Acquired Units.

(J)

Buyer understands that Buyer is purchasing the Acquired Units without being furnished any offering literature or prospectus.  Buyer is a shareholder of the Company and is the holder of the single largest outstanding block of shares of Common Stock.  Accordingly, Buyer is generally familiar with the Company and its business.  In addition to the foregoing, the Buyer acknowledges that Buyer has obtained such information or data from the Company or otherwise as Buyer  may deem appropriate in order to provide the Buyer with the basis of making an informed investment decision with respect to the purchase of the Acquired Units, and in that regard Buyer has had the opportunity to review all current reports filed by Company (the “Reports”) pursuant to the Act and/or the Securities Exchange Act of 1934 (the “Exchange Act”).  The Buyer has, as a result of any independent investigations made by the Buyer or by the representatives of Buyer, (i) had the opportunity to verify with the Company its intended use of the proceeds to be derived by the Company from the investment by Purchaser in the Acquired Units; (ii) has been given the opportunity to meet with representatives of the Company; and (iii) has had representatives of the Company answer any questions and provide any additional information regarding the terms and conditions of an investment in the Acquired Units as deemed relevant by the Buyer.  Except as may be set forth herein, no representations or warranties have been made to Buyer by Company or any agent, employee or affiliate of Company, as a condition to executing this Agreement, and Buyer is not relying on any information other than that which is contained in the Reports or the results of the independent investigation by Buyer.

(K)

Buyer understands that  the Company may at anytime and from time to time offer securities of the Company to such parties and in such manner as may be deemed appropriate by the Company  (collectively, the “Subsequent Issuances”).  Buyer  further understands that in connection with the Subsequent Issuances, the Company may offer rights, preferences or privileges which are more or less favorable to any potential purchaser than those offered by the Company pursuant to this Agreement and the Company makes no representation or warranty to the Buyer in regard to any term or condition that may be offered in connection with any such Subsequent Issuance.  As a result of the sale by the Company of other Common Stock or as a result of the Subsequent Issuances, the percentage ownership of the then existing stockholders of the Company will be reduced and such stockholders may experience dilution.

(L)

Buyer understands that no public market presently exists for any of the securities of the Company, and that the Acquired Units can not be sold publicly.  Furthermore, Buyer understands that at such time as the Acquired Units may be sold publicly there is no assurance that a public market will then exist.

(M)

Buyer  understands that the neither the Acquired Units nor the offer and sale thereof have been registered under the Securities Act or under the Securities Laws, that the transfer of the Acquired Units is restricted and that the Acquired Units must be held indefinitely unless the Acquired Units are subsequently registered under the Securities Act or any applicable Securities Laws or an exemption from registration is available to Buyer. Buyer understands that Company is the only party that may register the Acquired Units under the Securities Act or under the Securities Laws and that Company is under no obligation to do so.

(N)

Buyer understands that a legend (the “Legend”) will be placed on the Acquired Units stating that the Acquired Units have not been registered under the Securities Act or other applicable Securities Laws and setting forth or referring to the restrictions on transferability and sale thereof.

(O)

The Buyer certifies that the Buyer is not a U.S. Person nor is the Buyer purchasing the Acquired Units for the account or benefit of any U.S. Person.

(P)

The offer made by the Company with respect to the sale of the Acquired Units to the Buyer was not made in the United States and at the time the buy order originated, the Buyer was outside of the United States.

(Q)

This Agreement has been executed by the Buyer outside of the United States.

(R)

There are no oral or written contracts, understandings, agreements or arrangements pursuant to which the Buyer may at some future date sell or otherwise dispose of the Acquired Units to a U.S. Person (as hereinafter defined) or cause the title in the Acquired Units to vest in any U.S. person or entity.

(S)

 There are no oral or written contracts, understandings, agreements or arrangements between the Buyer and any U.S. Person pursuant to which any U.S. Person will benefit in such manner as to be deemed equivalent to being an owner of any of the Acquired Units.

(b)

Representations and Warranties of Company.  Company  represents and warrants to the Buyer that the statements contained in this Paragraph 4.(b) are correct and complete as of the date of the Effective Date.

(1)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Florida and has the corporate power to conduct the business then being conducted by it.

(2)

 The execution, delivery and performance of this Agreement by the Company has been duly approved by the board of directors (the “Board”) of the Company and all other actions required to authorize and effect the offer and sale of the Acquired Units to Buyer  will have been duly taken and approved.

(3)

 The Acquired Units are duly authorized.  The Acquired Units, when issued and paid for in accordance with the terms hereof, will be fully paid and non-assessable with no personal liability attaching thereto.

(4)

The authorized capital stock of the Company consists of 50,000,000 shares, of which (i) 37,500,000 shares are Common Stock; and (ii) 12,500,000 shares are designated as preferred stock, par value of $.0001 (the “Preferred Stock”).  As of the Effective Date (as hereinafter defined), but  without giving effect to the issuance of the Acquired Units, 18,000,000 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding.  As of the Effective Date, no other Common Stock or Preferred Stock is issued and outstanding and there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of the Common Stock or Preferred Stock.  Notwithstanding the foregoing, the Company reserves the right to issue Common Stock, Preferred Stock, or options, warrants and other contractual rights to purchase Common Stock or Preferred Stock (collectively, the “Subsequent Issuances”) to third parties who  are not related or part of the this current offering and the Company has no obligation to inform or disclose to the Purchaser the occurrence of such Subsequent Issuances. The holders of outstanding shares of the Common Stock are entitled to receive dividends out of assets legally available therefor at such times and in such amounts, if any, as the Board may from time to time determine.  Holders of the Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders.  Holders of the Common Stock are not entitled to preemptive rights, and the Common Stock is not subject to any right of conversion or redemption.

(5)

 The execution and delivery of this Agreement and the issuance of the Acquired Units will not result in a violation of or constitute a default:

(A)

under the articles of incorporation or bylaws of the Company;

(B)

 in the performance or observance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, in any material agreement or instrument to which the Company is a party or by which Company or any of the property of the Company may be bound; or

(C)

of any material order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign.

5.

Termination. In the event that any of the representations and warranties of the Company is materially untrue on the date of Closing, the Buyer shall have the right to terminate this Agreement or the Buyer may waive such breach and conclude the Closing.  In the event that any of the representations and warranties of the Buyer is materially untrue on the date of Closing, the Company shall have the right to terminate this Agreement or the Company may waive such breach and conclude the Closing. All of the representations and warranties of the Parties contained in this Agreement shall terminate as of the Closing.

6.

Miscellaneous.

(a)

Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and the Company.  No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(b)

Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” shall mean including without limitation.

(c)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(d)

Entire Agreement.  This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(e)

Expenses.  Each of the Parties will bear such their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(f)

Facsimile / Electronic Execution. Signatures on counterparts of this Agreement transmitted by facsimile or by electronic means are hereby authorized and shall be acknowledged as if any such signature included on any such counterpart and so transmitted was an original execution.

(g)

Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

(h)

Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(i)

No Third-Party Beneficiaries

This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(j)

Notices.  All notices, requests, demands, claims, and other communications hereunder will be in writing.  Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth below using registered or certified mail, return receipt requested, postage prepaid, personal delivery, recognized overnight delivery service, telecopy or electronic mail, and such notice, request, demand, claim, or other communication shall be deemed to have been duly given three (3) days after mailing if sent by registered or certified mail, on the day same is provided to the party undertaking personal delivery, provided that such party provides an acknowledgment of the delivery thereof at the address indicated thereon, on the day after same is provided to the recognized overnight delivery service, provided that such party provides an acknowledgment of the delivery thereof at the address indicated thereon and on the day same is transmitted by telecopy or electronic mail, provided that the party sending same obtains a written confirmation of the electronic delivery thereof.  Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.  The addresses of the Parties are as set forth below:

If to the Company:

Gentor Resources, Inc.

Attention: Lloyd J. Bardswich, President

571 Cedar Hills Road

Whitehall, Montana 59759

Telephone: 406-843-5390

Facsimile: 406-287-9336

With a Copy to:

Edward H. Gilbert, P.A

Attention: Edward H. Gilbert, Esq.

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

Telephone: (561) 361-9300; extension 202

Facsimile: (561) 361-9369

If to Buyer:

Arnold T. Kondrat

First Canadian Place, Suite 7070

100 King Street West

Toronto, Ontario M5X 1E3

Telephone:(416)366-8488

Facsimile:(561) 638-7090

(k)

Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(l)

Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Palm Beach County, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.  Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.  Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

(m)

Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.  No Party may assign either this Agreement or any of such Parties' rights, interests, or obligations hereunder without the prior written approval of Buyer and the Members.

(Signatures appear next page)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

Company:

Gentor Resources, Inc., a Florida corporation

/s/ Lloyd J. Bardswich

By:

Lloyd J. Bardswich, President

Buyer:

/s/ Arnold T. Kondrat

Arnold T. Kondrat, an individual

Exhibit “1.(q)”

Warrant Agreement

WARRANT AGREEMENT

WARRANT AGREEMENT (the “Agreement”), dated as of July 31, 2007, by and between Gentor Resources, Inc., a Florida corporation (the “Company”), and Arnold T. Kondrat, an individual (the “Warrantholder”).

A.

The Warrantholder has executed that certain subscription agreement (the “Subscription Agreement”) for the purchase of 1,000,000 Units (as defined therein) consisting of shares of Common Stock (as defined below) and warrants to purchase Common Stock.  This Agreement is being executed in connection with the purchase of the 1,000,000 Units.

B.

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.  In addition, certain capitalized terms used herein are defined in paragraph 13 below.

In consideration of the parties mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Issuance of Warrants.

(a)

The Company hereby issues and grants to the Warrantholder warrants to purchase 1,000,000 shares of Common Stock (collectively, the “Warrants”).  Each Warrant shall entitle the Warrantholder, subject to the satisfaction of the conditions to exercise set forth in paragraph 7 of this Agreement, to purchase on or prior to 5:00 p.m., Eastern Daylight Saving time, on July 31, 2009 (the “Warrant Expiration Date”) one share of Common Stock (the Common Stock issuable upon exercise of the Warrants being collectively referred to herein as the “Warrant Shares”) at the Exercise Price (as defined below) then in effect.  The number of Warrant Shares issuable on exercise of each Warrant and the Exercise Price are subject to adjustment pursuant to paragraph 8 of this Agreement.

(b)

Subject to the adjustments provided in paragraph 8 hereof, the exercise price per Warrant Share (the “Exercise Price”) shall equal to twenty five cents (US$0.25).

2.

Form of Warrant Certificates.  Concurrently with the execution and delivery of this Agreement by the Warrantholder and the Company, the Company shall cause to be executed and delivered to the Warrantholder one or more certificates evidencing the Warrants (the “Warrant Certificates”).  Each Warrant Certificate delivered hereunder shall be substantially in the form set forth in Exhibit “2” attached hereto and may have such letters, numbers or other identification marks and legends, summaries or endorsements printed thereon as the Company may deem appropriate and that are not inconsistent with the terms of this Agreement or as may be required by applicable law, rule or regulation.  Each Warrant Certificate shall be dated the date of execution by the Company.

3.

Execution of Warrant Certificates.

(a)

Each Warrant Certificate delivered hereunder shall be signed on behalf of the Company by one (1) officer of the Company.  Each such signature may be in the form of a facsimile thereof and may be imprinted or otherwise reproduced on the Warrant Certificates.

(b)

If any officer of the Company who signed any Warrant Certificate ceases to be an officer of the Company before the Warrant Certificate so signed shall have been delivered by the Company, such Warrant Certificate nevertheless may be delivered as though such person had not ceased to be an officer of the Company.

4.

Registration.  Warrant Certificates shall be issued in registered form only.  The Company will keep or cause to be kept books for registration of ownership and transfer of each Warrant Certificate issued pursuant to this Agreement.  Each Warrant Certificate issued pursuant to this Agreement shall be numbered by the Company and shall be registered by the Company in the name of the holder thereof (initially Warrantholder).  The Company may deem and treat the registered holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

5.

Transfers and Exchanges.

(a)

Transfers.  Subject to the following provisions of this paragraph 5, the Warrants are transferable, in whole or in part, upon surrender of the Warrant Certificates evidencing such Warrants at the office of the Company, together with a written assignment in the form of the Assignment appearing as a part of  the form of Warrant Certificate attached hereto as Exhibit “2”, duly executed by the registered holder thereof or its agent or attorney.  Upon such surrender, the Company shall, subject to this paragraph 5, register or cause the registration of the transfer upon the books maintained by or on behalf of the Company for such purpose.  If the Warrants evidenced by any Warrant Certificate are to be transferred in whole, the Company shall execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees in the denominations specified in the instrument of assignment.  If the Warrants evidenced by any Warrant Certificate are to be transferred in part, the Company shall execute and deliver a new Warrant Certificate or Warrant Certificates to and in the name of the assignee or assignees in the denominations specified in the instrument of assignment and a new Warrant Certificate to and in the name of the assigning holder in an amount equal to the number of Warrants evidenced by the surrendered Warrant Certificate that were not transferred.

(b)

Restrictions on Transfer.  Unless otherwise consented to by the Company, no Warrant may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of (each, a “transfer”) unless: (i) the transfer complies with all applicable securities laws and the provisions of this Agreement; and (ii) the transferee agrees in writing to be bound by the terms of this Agreement.

(c)

Exchanges.  A Warrant Certificate may be exchanged, at the option of the holder thereof, upon surrender of such Warrant Certificate at the office of the Company, for one or more other Warrant Certificates of like tenor and representing in the aggregate the same number of Warrants as was represented by the surrendered Warrant Certificate.

(d)

Cancellation.  Warrant Certificates surrendered for transfer or exchange shall be canceled by the Company.

6.

Mutilated or Missing Warrant Certificates.  If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue, upon surrender and cancellation of any mutilated Warrant Certificate, or in lieu of and substitution for any lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and representing an equal number of Warrants.  In the case of a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate shall be issued by the Company only upon the Company’s receipt of reasonably satisfactory evidence of such loss, theft or destruction and, if requested, an indemnity or bond reasonably satisfactory to the Company.

7.

Exercise of Warrants.

(a)

Exercise.

(1)

Subject to the terms and conditions set forth in this paragraph 7, Warrants may be exercised, in whole or in part (but not as to any fractional part of a Warrant), at any time or from time to time on or prior to 5:00 p.m., Eastern Daylight Saving time, on the Warrant Expiration Date.

(2)

In order to exercise any Warrant, Warrantholder shall deliver to the Company at its office the following: (i) a written notice in the form of the Election to Purchase attached to the form of Warrant Certificate attached hereto as Exhibit “2” of such Warrantholder’s election to exercise the Warrants, which notice shall specify the number of such Warrantholder’s Warrants being exercised; (ii) the Warrant Certificate or Warrant Certificates evidencing the Warrants being exercised; and (iii) payment of the aggregate Exercise Price.

(3)

All rights of Warrantholder with respect to any Warrant that has not been exercised, on or prior to 5:00 p.m., Eastern Daylight Saving time, on the Warrant Expiration Date shall immediately cease and such Warrants shall be automatically cancelled and void.

(b)

Payment of Exercise Price.  Payment of the Exercise Price with respect to Warrants being exercised hereunder shall be made by the payment by the Warrantholder to the Company, in cash, by check or wire transfer, of an amount equal to the Exercise Price multiplied by the number of Warrants then being exercised.

(c)

Payment of Taxes. The Company shall be responsible for paying any and all issue, documentary, stamp or other taxes that may be payable in respect of any issuance or delivery of Warrant Shares on exercise of a Warrant, except that, in case such Warrant Shares shall be registered in a name or names other than the name of the holder of a Warrant, funds sufficient to pay all transfer taxes, if any, which shall be payable upon the execution and delivery of such Warrant Shares shall be paid by the holder thereof to the Company at the time an Warrantholder delivers such Warrants to the Company for exercise.

(d)

Delivery of Warrant Shares.  Upon receipt of the items referred to in paragraph 7.(a), the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, execute and deliver or cause to be executed and delivered, to or upon the written order of the Warrantholder exercising its Warrants, and in the name of such Warrantholder or such Warrantholder’s designee, a share certificate or share certificates representing the number of Warrant Shares to be issued on exercise of the Warrant(s) and enter full details of such issuance in the stock register of the Company in order to confer upon the Warrantholder or the Warrantholder’s designee legal title thereto.  The share certificate or share certificates issued to such Warrantholder or its designee shall bear any restrictive legend required under applicable law, rule or regulation.  The share certificate or share certificates so delivered (and the entry in the stock register) shall be registered or made, as the case may be, in the name of such Warrantholder or such other name as shall be designated in said notice.  A Warrant shall be deemed to have been exercised and such share certificate or share certificates shall be deemed to have been issued, and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the aggregate Exercise Price and the Warrant Certificate or Warrant Certificates evidencing the Warrants to be exercised, is received by the Company as aforesaid and the corresponding entries are made in the stock register of the Company.  If the Warrants evidenced by any Warrant Certificate are exercised in part, the Company shall, at the time of delivery of the share certificate or share certificates, deliver to the holder thereof a new Warrant Certificate evidencing the Warrants that were not exercised or surrendered, which shall in all respects (other than as to the number of Warrants evidenced thereby) be identical to the Warrant Certificate being exercised.  Any Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

8.

Adjustment of Number of Warrant Shares Issuable Upon Exercise and Adjustment of Exercise Price.

(a)

Stock Dividends, Subdivisions and Combinations.  If at any time after the date hereof the Company shall: (i) pay a dividend, or make any other distribution of, additional shares of Common Stock to all holders of its Common Stock (other than pursuant to the exercise of Warrants); (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of Warrant Shares for which each Warrant is exercisable immediately after the occurrence of any such event shall be proportionately increased in the case of (i) and (ii) above and proportionately decreased in the case of (iii) above.

(b)

Certain Other Distributions.  If at any time after the date hereof the Company shall make any dividend, or any other distribution by the Company to the holders of its Common Stock, of any shares of capital stock of the Company, evidences of indebtedness of the Company, cash or other assets (including rights, warrants, convertible securities or other securities [of the Company or any other Person]), other than any dividend or distribution: (i) upon a capital reorganization, reclassification, merger or consolidation to which paragraph 8.(c) applies: or (ii) of any common stock referred to in paragraph 8.(a), then (x) the number of Warrant Shares for which each Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which one Warrant is exercisable immediately prior to such distribution by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the time of such distribution and (B) the denominator of which shall be the Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property so distributed.

(c)

Upon Reclassifications, Reorganizations, Consolidations or Mergers.  In the event of any capital reorganization of the Company, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination or  reverse split of shares), or any consolidation or merger of the Company with or into another Person (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), except in the case of a merger or consolidation to which clause (i) of the last sentence of this paragraph 8.(c) applies, each Warrant, effective at the close of business on the date such reorganization, reclassification, consolidation, or merger shall become effective, shall thereafter be exercisable for the kind and number of shares of stock or other securities or property, (including cash) receivable upon the consummation of such reorganization, reclassification, consolidation or merger, by a holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant and otherwise shall have the  same terms and conditions applicable immediately prior to such time of such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Corporation shall not effect any such reorganization, reclassification, consolidation or merger unless, (i) in the case of a merger or consolidation in which the consideration receivable upon consummation of such merger or consolidation by a holder of shares of Common Stock consists solely of cash, either (x) simultaneously with the consummation thereof, the Corporation shall pay to the Holder of the Warrant Certificate evidencing such Warrants an amount in cash equal to (A) the amount in cash that would be received upon such consummation by a holder of the number of shares of Common Stock deliverable (immediately prior to such consummation) upon exercise of such Warrants less (B) the Exercise Price or (y) the Exercise Price for any Warrant exceeds the amount in cash that would be so received or (ii) in all other cases, prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, or merger shall assume, by written instrument, the obligation to deliver to the holders of this Warrant such shares of stock, securities or property, including cash, which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon such exercise.

(d)

Exercise Price Adjustment.  Whenever the number of Warrant Shares into which a Warrant is exercisable is adjusted as provided in paragraphs 8.(a) and 8.(b), the Exercise Price payable upon exercise of the Warrant shall simultaneously be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock into which such Warrant was exercisable immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock into which such Warrant was exercisable immediately thereafter.

(e)

Notice of Certain Events.  Upon the occurrence of any event resulting in an adjustment in the number of Warrant Shares (or other stock or securities or property) receivable upon the exercise of the Warrants or the Exercise Price, the Company shall promptly thereafter: (i) compute such adjustment in accordance with the terms of the Warrants; (ii) prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based; and (iii) promptly mail copies of such certificate to Warrantholder.

9.

Reservation of Shares.  The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued share capital, the aggregate number of the Warrant Shares deliverable upon the exercise of all outstanding Warrants, for the purpose of enabling it to satisfy any obligation to issue the Warrant Shares upon the due and punctual exercise of the Warrants, through 5:00 p.m., Eastern Daylight Saving time, on the Warrant Expiration Date.

10.

No Impairment.  The Company shall not, by amendment of its organizational documents, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Agreement, and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Warrantholder under the Warrants and this Agreement against wrongful impairment.  Without limiting the generality of the foregoing, the Company:  (i) shall not set or increase the par value of any Warrant Shares above the amount payable therefor upon exercise, and (ii) shall take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants.

11.

No Rights or Liabilities as Shareholder.  No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Shares which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of Shares, reclassification of Shares, change of par value or change of Shares to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt and collection of the Exercise Price and any other amounts payable upon such exercise by the Company.  No provision hereof, in the absence of affirmative action by Warrantholder to purchase Warrant Shares shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

12.

Fractional Interests.  Notwithstanding the provisions of the Articles of Incorporation of the Company, the Company shall not be required to issue fractional Warrant Shares upon exercise of the Warrants or to distribute certificates that evidence fractional Warrant Shares.  If any fraction of a Warrant Share would, except for the provisions of this paragraph 12, be issuable on the exercise of a Warrant, the number of Warrant Shares to be issued by the Company shall be rounded to the nearest whole number, with one-half or greater being rounded up, and less than one-half being rounded down.

13.

Definitions.  Unless the context otherwise requires, the terms defined in this paragraph 13 whenever used in this Agreement shall have the respective meanings hereinafter specified.  Words used in this Agreement in the singular or in the plural shall each include the singular and the plural and the use of any gender shall include all genders.  Additional definitions follow.

(a)

“Affiliate” shall mean, with respect to any Person, any officer or director of such Person, or any other Person directly or indirectly controlling, controlled by, or under common control with such Person.  For purposes of this definition, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b)

“Business Day” shall mean any day other than a Saturday or a Sunday or any day on which banks located in Florida are authorized or obligated to close.

(c)

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(d)

“Current Market Value” per share of Common Stock or any other security on any date of determination:  (i) the average of the daily closing sale prices for each of 15 trading days immediately preceding such date (or such shorter number of days during which such security has been listed or traded), if the security has been listed on the New York Stock Exchange, the American Stock Exchange or other national securities exchange or the NASDAQ National Market for at least 10 trading days prior to such date; (ii) if such security is not so listed or traded, the average of the daily closing bid prices for each of the 15 trading days immediately preceding such date (or such shorter number of days during which such security had been quoted), if the security has been quoted on a national over-the-counter market for at least 10 trading days; and (iii) otherwise, the value of the security most recently determined as of a date within the six months preceding such day by the Board of Directors of the Company in good faith.

(e)

“Person” shall mean any corporation, association, partnership, joint venture, trust, organization, business, individual, government or political subdivision thereof or governmental body.

14.

Miscellaneous.

(a)

Additional Parties.  The parties hereto agree that subsequent Persons who purchase Units by executing a Subscription Agreement shall, upon execution of a counterpart signature page hereto, be added as a party to this Agreement and have all rights and privileges of the “Investors” and be subject and bound by all the terms and conditions hereof as if such subsequent party was one of the Investors on the date hereof.

(b)

Amendments and Waivers.  This Agreement may be supplemented or amended only by a subsequent writing signed by each of the parties hereto (or their successors or permitted assigns), and any provision hereof may be waived only by a written instrument signed by the party charged therewith.

(c)

Counterparts.  This Agreement may be executed in counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

(d)

Entire Agreement.  This Agreement and the other documents, instruments and agreements executed in connection herewith constitute the entire agreement by, between and among the parties as to the subject matter hereof and merges and supersedes any prior discussions, understandings and agreements of any and every nature by, between and among them as to the subject matter hereof.

(e)

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS, RULES OR PRINCIPLES.

(f)

JURISDICTION AND VENUE.  ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF MIAMI-DADE COUNTY IN THE STATE OF FLORIDA OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA. THE PARTIES HEREBY ACCEPT THE EXCLUSIVE JURISDICTION OF THOSE COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING RISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF BROUGHT IN ANY OF THE ABOVE DESCRIBED COURTS AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING BROUGHT IN MIAMI DADE COUNTY, FLORIDA, HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES, FURTHER, CONSENT TO SERVICE OF PROCESS IN ANY SUCH ACTION OR LEGAL PROCEEDING BY MEANS OF REGISTERED MAIL OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN CARE OF THE ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS AS EITHER PARTY MAY FURNISH IN WRITING TO THE OTHER, PROVIDED PROCESS IS ACTUALLY RECEIVED.

(g)

Notices.  Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the United States mail as certified or registered mail with postage prepaid, and addressed to the party to be notified at such party’s address as set forth as set forth in the Subscription Agreement or as subsequently modified by written notice.

(h)

Paragraphs and Headings.  The paragraphs and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be automatically reformed so as to be enforceable while as nearly as possible preserving the original intent of the parties.

(j)

Successors and Assigns.  Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(k)

Termination.  This Agreement (other than paragraph 7.(b) and this paragraph 14, and all related definitions, all of which shall survive such termination) shall terminate on the earlier of (i) the Warrant Expiration Date and (ii) the date on which all Warrants have been exercised.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first written above.

COMPANY:

Gentor Resources, Inc.

By:

Lloyd J. Bardswich, President

WARRANTHOLDER:

Arnold T. Kondrat, an individual

Exhibit “2”

Form of Warrant Certificate

NEITHER THIS SECURITY NOR THE COMMON STOCK OF THE COMPANY ISSUABLE UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY, SUCH COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FORM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF, AND MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH, A WARRANT AGREEMENT, DATED AS OF JULY 31, 2007, BETWEEN GENTOR RESOURCES, INC., A FLORIDA CORPORATION AND THE WARRANTHOLDER SIGNATORY THERETO OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.  COPIES OF THE WARRANT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO GENTOR RESOURCES, INC.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

WARRANT NUMBER: 1

NUMBER OF WARRANTS: 1,000,000

WARRANT CERTIFICATE

GENTOR RESOURCES, INC.

This Warrant Certificate certifies that Arnold T. Kondrat, an individual or his registered assigns (the “Warrantholder”) , is the registered holder of 1,000,000 Warrants to purchase shares (the “Warrant Shares”), of the common stock, par value $.0001 per share (the “Common Stock”) of Gentor Resources, Inc., a Florida corporation (the “Company”).  Each Warrant entitles the holder, subject to the satisfaction of the conditions to exercise set forth in paragraph 7 of the Warrant Agreement referred to below, to purchase from the Company, at any time or from time to time, on or prior to 5:00 p.m., Eastern Daylight Saving time, on July 31, 2009 (the “Warrant Expiration Date”) one fully paid and nonassessable Warrant Share at the Exercise Price as set forth in the Warrant Agreement.  The number of Warrant Shares for which each Warrant is exercisable at the Exercise Price as provided in the Warrant Agreement.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase Warrant Shares and are issued pursuant to a Warrant Agreement, dated as of July 31, 2007 (the “Warrant Agreement”), between the Company and Arnold T. Kondrat, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and Warrantholder.

Warrantholder may exercise Warrants by surrendering this Warrant Certificate, with the Election to Purchase, in the form attached hereto, properly completed and executed, together with payment of the aggregate Exercise Price, at the offices of the Company.  If upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

This Warrant Certificate, when surrendered at the offices of the Company, by the registered holder thereof in person, by legal representative or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, for one or more other Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Warrantholder may transfer the Warrants evidenced by this Warrant Certificate, in whole or in part, only in accordance with paragraph 5 of the Warrant Agreement.

The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

(Signature Appears Next Page)

WITNESS the signatures of the duly authorized directors or officers of the Company on this 31st  day of July, 2007.

Gentor Resources, Inc.

Signature:

Lloyd J. Bardswich, President

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise _______________ of the Warrants evidenced by the attached Warrant Certificate to purchase Warrant Shares, and herewith tenders (or is concurrently tendering) payment for such Warrant Shares in an amount determined in accordance with the terms of the Warrant Agreement.  The undersigned requests that a certificate representing such Warrant Shares be registered in the name of ___________________________________________________________________, whose address is ______________________________________________________________________,  and that such certificate be delivered to _______________________________________________________, whose address is _________________________________________________________________________.  If said number of Warrants is less than the number of Warrants evidenced by the Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the number of Warrants evidenced by this Warrant Certificate that are not being exercised be registered in the name of __________________________, whose address is _________________________________________________________________________, and that such Warrant Certificate be delivered to ________________________________________________, whose address is _________________________________________________________________________.

Dated: ________________________, 200______.

Name of holder of Warrant Certificate:

(Please Print)

Address:

_______________________________________

_______________________________________

_______________________________________

Federal Tax Identification Number:

_______________________________________

(if applicable)

_______________________________________

Signature

Note:

The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and if the certificate evidencing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature above must be guaranteed.

Signature Guaranteed:  ______________________________

Dated: __________________, 20___

ASSIGNMENT

For value received, _________________________________________________________________ hereby sells, assigns and transfers unto _______________________________________________________, ___________________________________________________ of the Warrants evidenced by the attached Warrant Certificate, together with all right, title and interest therein, and does hereby constitute and appoint _____________________________________________________________ as its due and lawful attorney, to register the transfer of said Warrants on the books of Gentor Resources, Inc., and to execute a new Warrant Certificate in the name of ___________________________________________________________ whose address is __________________________________________________________________________ evidencing the number of Warrants so sold, assigned and transferred hereby.  If the number of Warrants sold, assigned or transferred hereunder is less than the number of Warrants evidenced by the attached Warrant Certificate, then the undersigned requests that a new Warrant Certificate for an amount of Warrants equal to the number of Warrants evidenced by the attached Warrant Certificate that were not sold, transferred or assigned be registered in the name of the undersigned.

Signed and delivered as a deed on ___________________________, 20_______.

Name of holder of Warrant Certificate:

_________________________________________

(Please Print)

Address:

_______________________________________

_______________________________________

_______________________________________

Federal Tax Identification Number:

_______________________________________

(if applicable)

_______________________________________

Signature

Note:

The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and such signature must be guaranteed.

Signature Guaranteed:  ______________________________

Dated: __________________, 20___